UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 9, 2004
Date of Report (date of earliest event reported)

SOLECTRON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Gibraltar Drive, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K DATED February 9, 2004
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

     On February 9, 2004, Solectron Corporation (the “Registrant”) issued the press release furnished as Exhibit 99.1 to this report.

     On February 9, 2004, the Registrant issued the press release furnished as Exhibit 99.2 to this Report.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release issued on February 9, 2004.
99.2	Press Release issued on February 9, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLECTRON CORPORATION

Date: February 13, 2004	By:	/s/ Kiran Patel

	Name: Title:	Kiran Patel Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED February 9, 2004

Exhibit	Description

99.1	Press Release issued on February 9, 2004.
99.2	Press Release issued on February 9, 2004.

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